United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2005
Date of report (date of earliest event reported)

MGE ENERGY, INC.
(a Wisconsin Corporation)
133 South Blair Street
Madison, Wisconsin 53703
(608) 252-7000
Commission File No. 000-49965
IRS Employer Identification No. 39-2040501
Former name or former address, if changed since last report: Not applicable
Web site: www.mgeenergy.com

MADISON GAS AND ELECTRIC COMPANY
(a Wisconsin Corporation)
133 South Blair Street
Madison, Wisconsin 53703
(608) 252-7000
Commission File No. 000-1125
IRS Employer Identification No. 39-0444025
Former name or former address, if changed since last report: Not applicable
Web site: www.mge.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2005, MGE Energy, Inc. (the Company) issued a press release announcing its first-quarter 2005 earnings. The Company is furnishing a copy of that press release as Exhibit 99.1 to this report.

This combined Form 8-K is being furnished separately by the Company and Madison Gas and Electric Company. Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. Neither registrant makes any representation as to information relating to the other registrant.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired: Not applicable.
(b) Pro forma financial information: Not applicable.
(c) Exhibits: The following exhibit(s) is included with this report:
Exhibit No. 99.1. Press release of MGE Energy, Inc., issued on April 29, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
Madison Gas and Electric Company
(Registrants)

/s/ Jeffrey C. Newman
Jeffrey C. Newman
Vice President and Treasurer
Date: April 29, 2005

MGE Energy, Inc.
Madison Gas and Electric Company

Exhibit Index to Form 8-K
Dated April 29, 2005

Exhibit No. 99.1. Press release of MGE Energy, Inc., issued on April 29, 2005.